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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




            March 3, 2003                                     1-12261
     --------------------------------                  ------------------------
     Date of Report (Date of earliest                  Commission File Number
            event reported)


                               SUPERIOR TELECOM INC.
             (Exact name of registrant as specified in its charter)


                   Delaware                                    58-2248978
     --------------------------------                  ------------------------
     (State or other jurisdiction of                      (I.R.S. Employer
     incorporation or organization)                     Identification Number)




                               One Meadowlands Plaza
                            East Rutherford, New Jersey    07073
              ----------------------------------------------------
                (Address of Principal Executive Offices) (Zip Code)


                                 (201) 549-4400
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


         --------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 3.    Bankruptcy or Receivership.

         On March 3, 2003, Superior TeleCom Inc. (the "Company") and its U.S. subsidiaries (collectively, the "Debtors") filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). The Chapter 11 cases are being jointly administered (Case No. 03-10607). The Debtors will continue to manage their properties and operate their businesses as "debtors-in-possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code. On March 3, 2003, the Company issued a press release relating to the foregoing. A copy of the release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

         In connection with the Chapter 11 filing, the Company has entered into a $100 million debtor-in-possession ("DIP") financing. The DIP financing is structured as a revolving credit facility from a group of lenders that includes Deutsche Bank Trust Company Americas and General Electric Capital Corporation. Borrowings may be made thereunder from time to time subject to the borrowing base more particularly described therein. At the option of the Company, the DIP facility will bear interest at (i) LIBOR plus 3.5% or (ii) the Prime Rate plus 2.5%.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

         Exhibit 99.1 -- Press release, dated March 3, 2003, of Superior TeleCom
                         Inc.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SUPERIOR TELECOM INC.

Date:    March 3, 2003

                                   By: /s/ David S. Aldridge
                                       ---------------------------------
                                       Name: David S. Aldridge
                                       Title: Chief Financial Officer




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                                  EXHIBIT INDEX


Exhibit      Description
-------      -----------

99.1         Press release, dated March 3, 2003, of Superior TeleCom Inc.














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